ManpowerGroup Fourth Quarter Results January 30, 2025 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding global economic and geopolitical uncertainty, particularly in the US and Europe, future economic growth in Europe, harnessing the potential of AI, trends in labor demand and the future strengthening of such demand, financial outlook, outlook for our business in the regions in which we operate as well as key countries within those regions, the Company’s strategic initiatives and technology investments, including transformation programs, and the positioning of future growth for our brands, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2023, which information is incorporated herein by reference.   The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com.

Excludes the impact of restructuring costs of $16.0M ($14.1M net of tax) and other items including a loss on disposition of Austria of $7.7M of which $4.9M is recorded in operating profit and $2.8M is recorded below operating profit in interest and other expenses and a pension settlement charge of $4.6M ($3.8M net of tax). Prior year period excludes the impact of restructuring costs. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Reported operating profit was $68M, and operating profit margin was 1.5%. As adjusted, operating profit was $86M, and operating profit margin was 1.9%. Variances are not meaningful. As Reported As Adjusted Q4 Financial Highlights -5% -3% CC -1% OCC -5% -3% CC -1% OCC Revenue $4.4B -30 bps -30 bps Gross Margin 17.2% 217% 230% CC -19% -12% CC EBITA $76M ($94M as adjusted) 120 bps -40 bps EBITA Margin 1.7% (2.1% as adjusted) NM NM -30% -27% CC EPS $0.47 ($1.02 as adjusted) (2) (2) Consolidated Financial Highlights ManpowerGroup 2024 Fourth Quarter Results (1) (3) (3)

Excludes the net impact of restructuring costs of $53.6M ($48.0M net of tax), and other items including operating losses for the run-off Proservia business in Germany of $9.2M, a loss on disposition of Austria of $7.7M of which $4.9M is recorded in operating profit and $2.8M is recorded below operating profit in interest and other expenses, a pension settlement charge of $4.6M ($3.8M net of tax), and a non-cash currency translation charge of $0.3M related to hyper-inflationary Argentina, while 2023 adjusted figures exclude the impact of restructuring charges of $149.2M ($137.9M net of tax), non-cash goodwill impairment charge of $55.1M ($54.7M net of tax), a software impairment charge of $2.2M, a pension settlement charge of $7.0M ($5.8M net of tax), the loss on sale of our Philippines business of $1.3M ($1.4M net of tax) and a non-cash currency translation charge of $13.2M related to hyper-inflationary Argentina. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Reported operating profit was $306M, and operating profit margin was 1.7%. On an adjusted basis, operating profit was $370M, and adjusted operating profit margin was 2.1%. As Reported As Adjusted 2024 Financial Highlights -6% -3% CC -6% -3% CC Revenue $17.9B -50 bps -50 bps Gross Margin 17.3% -2% 2% CC -19% -15% CC EBITA $339M ($403M as adjusted) 10 bps -30 bps EBITA Margin 1.9% (2.3% as adjusted) 71% 79% CC -25% -21% CC EPS $3.01 ($4.55 as adjusted) (2) (2) (1) Consolidated Financial Highlights ManpowerGroup 2024 Fourth Quarter Results

EPS Bridge – Q4 vs. Guidance Midpoint ManpowerGroup 2024 Fourth Quarter Results (1) Detail of items included on slide 3.

ManpowerGroup 2024 Fourth Quarter Results

Business Line Revenue Q4 2024[1]



10%
5%
0%
-5%
-10%
-5%
-1%
-7%
-6%
5%
6%
MANPOWER
EXPERIS
TALENT SOLUTIONS
vs. 2023 reported %
vs. 2023 organic CC %

- **Manpower organic CC revenue decreased slightly from the Q3 trend of flat year over year.**
- **Experis organic CC revenue trend improved from the Q3 trend of -10% year over year.**
- **Talent Solutions experienced improved sequential trends in RPO and MSP. RPO turned to growth in the quarter. MSP continued to report strong double digit percentage growth, while Right Management experienced a decline on a slowing of outplacement activity.**

(1) Business line classifications can vary by entity and are subject to change as service requirements change.

ManpowerGroup | Fourth Quarter 2024 Results

January 2025 | 6

Consolidated Gross Margin Change ManpowerGroup 2024 Fourth Quarter Results

Business line classifications can vary by entity and are subject to change as service requirements change. █ Manpower █ Experis █ Talent Solutions █ ManpowerGroup – Total Business Line Gross Profit – Q4 2024(1) ManpowerGroup 2024 Fourth Quarter Results

(15.6% CC) (18.3% CC) SG&A Expense Bridge – Q4 YoY (in millions of USD) ManpowerGroup 2024 Fourth Quarter Results (15.0% CC) (1) Includes restructuring costs of $16.0M and other items.

As Reported As Adjusted Q4 Financial Highlights 0% 7% CC 0% 7% CC Revenue $1.1B -4% 7% CC -3% 8% CC OUP $34M ($39M as adjusted) 10 bps 10 bps OUP Margin 3.2% (3.6% as adjusted) Americas Segment (24% of Revenue) ManpowerGroup 2024 Fourth Quarter Results (1) Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Current period excludes the impact of restructuring costs of $4.4M. Prior year period also excludes restructuring costs.

Americas – Q4 Revenue Trend YoY ManpowerGroup 2024 Fourth Quarter Results Revenue Trend - CC Revenue Trend

As Reported As Adjusted Q4 Financial Highlights -3% -3% CC -2% OCC -3% -3% CC -2% OCC Revenue $2.0B -17% -17% CC -19% OCC -22% -17% CC -19% OCC OUP $75M ($73M as adjusted) 60 bps 90 bps OUP Margin 3.7% (3.6% as adjusted) Southern Europe Segment (47% of Revenue) ManpowerGroup 2024 Fourth Quarter Results (1) Current period excludes the impact of restructuring costs of $2.4M and offsetting regional gain on the Austria disposition of $4.1M. The regional disposition gain is more than offset by a corporate loss on the Austria disposition. Prior year period also excludes restructuring costs. Organic constant currency variances adjust for the disposition and franchise of our Austria business.

Southern Europe – Q4 Revenue Trend YoY ManpowerGroup 2024 Fourth Quarter Results Revenue Trend - CC Revenue Trend

As Reported As Adjusted Q4 Financial Highlights -16% -16% CC -16% -16% CC Revenue $768M NM NM NM NM OUP -$16M (-$10M as adjusted) NM 170 bps OUP Margin -2.1% (-1.3% as adjusted) Northern Europe Segment (17% of Revenue) ManpowerGroup 2024 Fourth Quarter Results (1) Current period excludes the impact of restructuring costs of $6.9M. Prior year period variances exclude restructuring and other costs.

Northern Europe – Q4 Revenue Trend YoY ManpowerGroup 2024 Fourth Quarter Results Revenue Trend - CC Revenue Trend

As Reported As Adjusted Q4 Financial Highlights -5% -4% CC 7% OCC -5% -4% CC 7% OCC Revenue $522M -27% -28% CC -23% OCC 25% 27% CC 37% OCC OUP $16M ($27M as adjusted) 90 bps 120 bps OUP Margin 3.0% (5.1% as adjusted) APME Segment (12% of Revenue) ManpowerGroup 2024 Fourth Quarter Results Current period excludes the impact of restructuring costs of $0.5M. Prior year period also excludes restructuring costs. (1)

APME – Q4 Revenue Trend YoY ManpowerGroup 2024 Fourth Quarter Results Revenue Trend - CC Revenue Trend

Cash Flow Summary ManpowerGroup 2024 Fourth Quarter Results

Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash) Balance Sheet Highlights ManpowerGroup 2024 Fourth Quarter Results

ManpowerGroup 2024 Fourth Quarter Results First Quarter 2025 Outlook Revenue Total Down 9-13% (Down 5-9% CC) (Down 3-7% OCC) Americas Down 2-6% (Down 3% / Up 1% CC) Southern Europe Down 8-12% (Down 4-8% CC) (Down 3-7% OCC) Northern Europe Down 16-20% (Down 12-16% CC) APME Down 15-19% (Down 12-16% CC) (Down 1% / Up 3% OCC) Gross Profit Margin 17.2 – 17.4% EBITA(1) Margin 1.4 – 1.6% Operating Profit Margin 1.1 – 1.3% Tax Rate 36.0% EPS $0.47 – $0.57 (unfavorable $0.06 currency) Estimates are assuming FX rates of 1.040 for Euro, 1.230 for GBP, 0.0064 for JPY and 0.0010 for ARS. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment.

2025 World Economic Forum Annual Meeting

The operating conditions experienced across our regions came in largely as expected with relatively stable activity at lower levels in North America and Europe with good demand in APME and Latin America Gross profit margin reflects solid staffing margin trends while permanent recruitment was relatively stable across most markets Strong Free Cash Flow of $236 million during the quarter with a three-day reduction In Days Sales Outstanding at year end Continued progress in geo portfolio optimizations with South Korea and Austria sales with ongoing operations as franchises Key Take Aways ManpowerGroup 2024 Fourth Quarter Results

Appendix

Industry Vertical Composition Based on Revenues – Q4 2024 ManpowerGroup 2024 Fourth Quarter Results Industry vertical composition has been updated to align with our Global Sales Verticals based on client segmentation.

Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 517 - Euro Notes - €400M 3.514% Jun 2027 412 - Revolving Credit Agreement 5.457% May 2027 - 600 Uncommitted lines and Other Various Various 24 416 Total Debt 953 1,016 (3) (1)(2) (4) (2) Debt and Credit Facilities – December 31, 2024 (in millions of USD) ManpowerGroup 2024 Fourth Quarter Results The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 1.97 to 1 and a fixed charge coverage ratio of 3.27 to 1 as of December 31, 2024. In the agreement, net debt is defined as total debt less cash in excess of $400M. As of December 31, 2024, there were $0.4M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $300M. Represents uncommitted lines of credit & overdraft facilities. The total amount of the facilities as of December 31, 2024 was $440.5M and subsidiary facilities accounted for $290.5M of the total. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. This rate is the effective interest rate for this note, net of a favorable impact of a forward rate lock.